Exhibit 10.10

                         PANORAMIC CARE SYSTEMS, INC.

                           FORM OF CONVERTIBLE NOTE


No. 1                                                      U.S.$______________
Issue Date: May 12, 1999                             Due Date: _________, 1999


      PANORAMIC CARE SYSTEMS, INC. (the "Company"), a Delaware company, having its offices at 5181 Ward Road, Wheat Ridge, Colorado, U.S.A., 80033, for value received hereby acknowledges itself indebted and promises to pay to ____________________ (the "Holder") the principal amount of U.S.$__________ on the earlier of:

      (i) the fifth business day after the day the common shares of the Company commence trading on the Vancouver Stock Exchange; and

      (ii)  the Due Date;

on presentation and surrender of this Note at the office of the Company set forth above. Until such payment the Company shall pay interest on the Principal Sum from time to time outstanding at the rate of 8.0% per annum, calculated and paid monthly on the last day of each month.

      In consideration for making the loan the Company hereby grants warrants to __________________ entitling him to purchase up to _________ shares in the common stock of the Company at a price of U.S.$1.00 per share at any time up to 5:00 p.m. on the first anniversary of the Issue Date of this Convertible Note and thereafter at a price of U.S.$1.15 per share at any time up to 5:00 p.m. on the second anniversary of the Issue Date.

      This Note is an unsecured direct obligation of the Company and ranks pari passu with all unsecured creditors of the Company.

      The principal amount of this Note is convertible by the Holder, in accordance with the terms described herein, in whole, or in part in multiples of $5,000, into shares (the "Shares") in the common stock of the Company at a deemed exercise price (the "Conversion Price") of U.S.$1.00 per Share.

      The right to convert this Note into Shares may only be exercised by the
Holder:

      (i) agreeing to participate in the initial public offering (the "Offering") of the Company's securities on the Vancouver Stock Exchange, which offering is being made by Canaccord Capital Corporation (the "Agent") on behalf of the Company;

      (ii)  duly completing and executing the Exercise Form attached hereto;


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      (iii) surrendering this Note to the Agent at its principal business offices located in Vancouver, British Columbia on or before that date which is two business days after a final receipt is issued for the Company's prospectus by the British Columbia Securities Commission.

      Upon the conversion of this Note in whole by the Holder, and payment by the Company of all accrued and unpaid interest to the date of conversion, this Note shall be deemed to be cancelled without further action on the part of the Company.

      Upon the conversion of this Note by the Holder, the Company shall cause to be allotted and issued to the Holder, as fully paid and non-assessable, the number of Shares determined by dividing the portion of the principal to be converted. No fractional Shares will be issued.

      A share certificate will be issued and delivered to the Holder within 10 days of the completion of the Offering. If only part of the principal amount of this Note is converted into Shares then the Company shall also return this Note to the Holder with an endorsement indicating the balance of principal remaining outstanding after such partial conversion.

      In the event of any capital reorganization or reclassification of the Shares of the Company at any time prior to the conversion, upon conversion of this Note, the number of Shares to which the Holder is entitled will be determined as if the conversion had occurred immediately prior to any such capital reorganization or reclassification of the Shares.

            THIS NOTE, AND ANY SHARES ACQUIRED ON CONVERSION OF THIS NOTE, MAY BE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE PROVISIONS OF SECURITIES LEGISLATION WHERE THE HOLDER IS RESIDENT.

      IN WITNESS WHEREOF Panoramic Care Systems, Inc. has caused this Note to be signed by its duly authorized officers.

                                             PANORAMIC CARE SYSTEMS, INC.


                                             Per:______________________________


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